Supplement to the currently effective PROSPECTUS

Deutsche CROCI® International Fund

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Effective May 1, 2016, the following information replaces the existing disclosure contained under the “Portfolio Manager(s)” sub-heading of the “MANAGEMENT” section of the summary section of the fund’s prospectus.

Di Kumble, CFA, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2014.

John Moody, Vice President. Portfolio Manager of the fund. Began managing the fund in 2016.

Effective May 1, 2016, the following information replaces the existing disclosure contained under the “MANAGEMENT” sub-heading of the “FUND DETAILS” section of the fund’s prospectus.

Di Kumble, CFA, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2014.

•	Senior Portfolio Manager, Head of Tax Managed Equities: New York.
•	Joined Deutsche Asset Management in 2003 with seven years of industry experience. Prior to joining, she served as a Portfolio Manager at Graham Capital Management. Previously, she worked as a Quantitative Strategist at ITG Inc. and Morgan Stanley.
•	PhD in Chemistry, Princeton University.

John Moody, Vice President. Portfolio Manager of the fund. Began managing the fund in 2016.

•	Portfolio Analyst: New York.
•	Joined Deutsche Asset Management in 1998. Prior to his current role, served as a Business Manager for Active Equity. Previously, he was a Portfolio Analyst for EAFE, Global and Technology Funds and an Investment Accountant for International Funds. He began his career as a Client Service Associate for the International Institutional Equity Group.
•	BS in Business Management, Fairfield University.

Please Retain This Supplement for Future Reference

April 29, 2016

PROSTKR-627